Exhibit 10.9

INTEGRATED MARKETING SERVICE CONTRACT

整合营销服务合同

Party A:ADA GLOBAL INDUSTRIAL CO.,LTD

Party B:Aosi Production Co.,LTD

甲方：ADA GLOBAL INDUSTRIALCO.,LTD

乙方：澳思制作有限公司

On the principle of equality,voluntary,mutual benefit,party A and Party B enter into the following agreement through full negotiation on matters related to Party A entrusting Party B to provide marketing integration services,which shall be followed by both parties

甲乙双方本着平等自愿、互利互惠的原则，就甲方委托乙方提供营销整合服务的有关事宜，经过双方充分协商，达成如下协议条款，以资双方共同遵照执行。

I.SERVICE MATTERS

1.Party B shall provide professional promotion services for Party A,Including providing integrated marketing planning plans for the products,business and brand image to be promoted by Party A itself or Party A's customers,And through Party B's professional technology in marketing, technology,data,traffic and other aspects,party B shall provide Party A or its customers including but not limited to:scheme planning,material production optimization,and the Internet platform selected by Party B (including but not limited to Twitter,Instagram,Meta,Youtobe,TikTok, Metaera,Coindesk,Blockbeats,Golden wealth,Block rhythm,Planet Daily,et al,The following are referred to as "platform")for marketing content promotion and other integrated marketing services;

2.Party A agrees to entrust Party B to carry out the integrated marketing services as agreed herein, and shall pay the corresponding fees to Party B in accordance with the provisions hereof;

3.The promotion of marketing content agreed in this Contract refers to an information technology service that displays the information of Party A,Party A's products or its customers or products on the result page of the above platform and relevant pages (collectively referred to as "Display Page").

一、服务事项

1. 乙方为甲方提供专业推广服务，包括为甲方自身或甲方客户拟推广的产品、业务、品牌形象等提供整合营销策划方案，并通过乙方在营销推广、技术、数据、流量等方面的专业技术为甲方或其客户提供包括但不限于：方案策划、素材制作优化、在乙方选择的互联网平台(包括但不限于Twitter,Instagram,Meta,Youtobe,TikTok,Metaera,Coindesk,Blockbeats,金色财金，区块律动，星球日报等，以下均称为“平台”)进行营销内容推广等整合营销服务；

2. 甲方同意委托乙方开展本合同约定之整合营销服务，并按照本合同的约定向乙方支付相应的费用；

3. 本合同所约定的营销内容推广是指在上述平台的结果页以及相关页面(统称为“显

示页面”）上有偿展示甲方、甲方产品或其客户或产品信息的一种信息技术服务。

II.TERM OF SERVICE

1.Service term:From October 1,2023 to September 30,2024.

2.If both parties agree to renew the contract before,and the two parties agree to renew the contract separately.If both parties fail to renew the contract,the contract will be automatically terminated upon the expiration of the service term.

二、服务期限

1. 服务期限：2023年10月1日至2024年 9 月 30 日

2. 本合同期限届满前1个月，若双方同意续签的，另行签订续签合同，双方未能续签合同的，则本合同在服务期限届满之日起自动终止。

III.term of service

1.Party A has understood the service content and terms of this Contract in detail,guarantees that the information submitted by it is true and accurate,and assumes full responsibility to it.If the publicity and promotion platform requires opening an account in the name of Party A or its customer company,Party A shall provide the relevant qualification documents before the promotion and approval by Party B,Party B shall release business license,copy of identity certificate of legal person (director),power of attorney,trademark registration certificate,patent certificate and relevant industry qualification,etc.,it shall provide relevant valid qualification certificates to opening the account;Party A agrees that Party B shall confirm the information by telephone,mail and other ways in accordance with the legal provisions;

2.Party a approval,fully entrust party b to provide comprehensive integrated marketing services, in party a fully recognized and informed,including not limited to operation of party a in party b or party b integrate the media content on the system,related processes,material production,account, payment and the necessary services and operations related to this agreement.Party B has the right to optimize and adjust according to the actual promotion effect,control the budget and the scope of the effect,and try its best to serve Party A;

3.After the account opening materials provided by Party A are approved by Party B,Party B shall, according to the promotion needs,timely contact the we-media account that meet the delivery requirements,help Party A to open the marketing and promotion account,and manage and optimize the account;

4.Party b promises to use its platform integration,platform user data and behavior model,for party a to provide more intlligent integrated marketing services,targeted choice on the platform and on the time and target population,and when necessary to adjust the strategy,try our best to serve party a's promotion demand,implementation,supervision on the effect,to provide party a comprehensive technical and optimization services;

5.Party B shall complete the marketing promotion on the platform selected by Party B according to the integrated marketing plan and the promotion content confirmed by Party A;Party A shall have the right to check the publicity content on the relevant platforms and make acceptance settlement and reconciliation after Party B completes the services agreed herein;

6.Party B shall have the right to modify this Service Agreement at any time according to changes in relevant Chinese laws and regulations,the development of the Internet,and adjustment of such adjustments.If Party A intends to continue to use the integrated marketing services provided by

Party B,the latest service agreement.If the dispute arises,Party A may cancel the integrated marketing services of Party B if Party A continues to enjoy the service,it shall be deemed to accept the change in the service terms.

三、服务条款

1. 甲方已详细了解本合同的服务内容和条款，保证其提交的信息真实准确，并对其承担全部责任。若宣传推广平台要求必须以甲方或其客户公司名义开户，则宣传推广开始前甲方需提供相关资质文件，需乙方审核通过后，乙方方予以进行内容发布，资质文件包括：营业执照，法人(董事)身份确认证件复印件、授权委托书、商标注册证、专利证书及相关行业资质等；如果是特殊行业有特别规定的，则必须提供相关有效的资质证件才能开户；甲方同意乙方采用电话、邮件等符合法律规定的方式对信息进行确认；

2. 甲方认可，完全委托乙方为甲方提供全面的整合营销服务，在甲方充分认可并知情的情况下，包括不限于操作甲方在乙方或乙方整合之媒体上的宣传内容投放系统、相关流程、素材制作、账户、款项支付等与本协议相关的必要服务与操作。乙方有权根据实际推广效果进行优化与调整，控制预算及效果范围，尽最大努力服务甲方；

3. 甲方提供的开户资料经乙方认可之后，乙方应根据推广需要，及时对接符合投放要求的自媒体账户及帮助甲方开通营销推广账户，负责管理并优化账户；

4. 乙方承诺利用自身平台整合优势、平台用户数据及行为模型，为甲方提供更为智能的整合营销服务，有针对性的选择投放平台及投放时间和目标人群，并在必要时候对投放策略进行调整，尽最大努力服务甲方的推广需求，实施投放，监督投放效果，为甲方提供全面的技术与优化服务；

5. 乙方根据经甲方确认的整合营销方案及推广内容，在乙方所选择的平台上完成相应的营销推广后，即完成本合同约定的营销推广工作；甲方有权自行查阅相关平台宣传内容投放情况，并在乙方完成本合同约定服务后进行验收结算、对账确认；

6. 乙方有权随时根据中国有关法律、法规的变化、互联网的发展以及公司经营状况和经营策略的调整等因素修改本服务协议，当此类调整发生以后，如甲方要继续使用乙方提供的整合营销服务，须对最新的服务协议进行仔细阅读和重新确认，当发生有关争议时，以最新的服务协议为准；如果不同意所改动的内容，甲方可以主动取消使用乙方整合营销服务；如果甲方继续享用服务，则视为接受服务条款的变动。

IV.PROPAGANDA CONTENT

1.Party B shall,in accordance with the integrated marketing and promotion plan confirmed by Party A or its customers,make the publicity content and materials required for the promotion for Party A,including but not limited to content introduction documents and pictures,etc.,and carry out publicity and promotion on relevant platforms.Party b for party a promotional content, promotion material shall be confirmed by party a,and shall comply with the requirements of the platform,shall not violate the provisions of national policies,laws,regulations,shall not violate social order,shall not involve social sensitive issues,shall not violate the legitimate rights and interests of others,including privacy,intellectual property rights,etc.

2.If the publicity and promotion contents must go through the approval procedures of relevant government departments,Party A shall be responsible for cooperating with the approval form,and Party A shall submit the relevant approval form to Party B,and Party B shall release the promotion form after receiving it

3.If the publicity content required by Party A to promote on the platform does not meet the requirements of the platform due to party B,Party B shall revise it until it meets the requirements of the platform . 4. The ownership of the publicity and promotion content produced by Party B in accordance with this Cooperation Agreement shall belong to Party A . ഋ ǃ ᇌՐ޵ᇩ 1. ҉ᯩ᤹➗㓿⭢ᯩᡆަᇒᡧ⺞䇔Ⲵᮤਸ㩕䬰᧘ᒯᯩṸ ˈ Ѫ⭢ᯩࡦ֌᧘ᒯᡰ䴰㾱ⲴᇓՐ ޵ ᇩ৺㍐ᶀ ˈ वᤜնн䲀Ҿ޵ᇩӻ㓽᮷ẓ ǃ മ⡷ㅹ ˈ ᒦ൘⴨ޣᒣਠк䘋㹼ᇓՐ᧘ᒯ Ǆ ҉ᯩѪ⭢ᯩ ࡦ֌ⲴᇓՐ᧘ᒯ޵ᇩ ǃ ᧘ᒯ㍐ᶀ䴰㓿⭢ᯩ⺞䇔 ˈ ф䴰䚥ᆸᒣਠⲴ㾱≲ ˈ нᗇ䘍৽ഭᇦ᭯ㆆ ǃ ⌅ ᖻ ǃ ⌅㿴Ⲵ㿴ᇊ ˈ нᗇ䘍㛼⽮Պޜᒿ㢟؇ ˈ нᗇ⎹৺⽮Պ᭿ᝏ䰞仈 ˈ нᗇץ⣟ԆӪवᤜ䳀⿱ᵳ ǃ ⸕䇶ӗᵳㅹ൘޵Ⲵਸ⌅ᵳ⳺ Ǆ 2. 㤕ᇓՐ᧘ᒯ޵ᇩᗵ享࣎⨶⴨ޣ᭯ᓌ䜘䰘ᇑᢩ᡻㔝Ⲵ ˈ ࡉ⭢ᯩ䴰䍏䍓䝽ਸ࣎⨶ ˈ ф⭢ ᯩ ᓄᖃ൘ᇑ਼ᢩ᜿ਾ ˈ ሶ⴨ޣᇑ਼ᢩ᜿ҖаᒦᨀӔ㔉҉ᯩ ˈ ҉ᯩ᭦ࡠਾᯩҸԕਁᐳ᧘ᒯ Ǆ 3. 㤕⭢ᯩ൘ᒣਠк᧘ᒯᡰ䴰㾱ⲴᇓՐ޵ᇩഐ҉ᯩࡦ֌৏ഐнㅖਸᒣਠ㾱≲Ⲵ ˈ ࡉ҉ᯩ 䴰 䍏䍓؞䇒㠣ㅖਸᒣਠ㾱≲Ѫ→ Ǆ 4. ҉ᯩ᤹➗ᵜਸ֌ॿ䇞ᡰࡦ֌ⲴᇓՐ᧘ᒯ޵ᇩ ˈ ᡰᴹᵳᖂ኎⭢ᯩ Ǆ V . PAYMENT AND EXPENSE SETTLEMENT 1. Contract Amount : The fees shall be charged by Party B for providing integrated marketing services to Party A or its customers,with a total amount of MOP 67 , 200 , 000 . 00 . 2. Payment method : The settlement shall be made monthly . When Party A distributes relevant promotion requirements for the current month,it shall pay MOP 2 , 800 , 000 . 00 as the monthly advance payment for promotion,and pay the remaining MOP 2 , 800 , 000 . 00 within three working days after the completion of the acceptance of the promotion service in the current month . ӄ ǃ Ⅾ亩᭟Ԉо䍩⭘㔃㇇ 1. ਸ਼䠁仍 ˖ ᵜਸ਼亩л҉ᯩѪ⭢ᯩᡆަᇒᡧᨀ׋ᮤਸ㩕䬰᧘ᒯᴽ࣑ᓄ᭦ਆⲴ䍩⭘ ˈ ᙫ䠁仍Ѫ◣䰘ᐱ 67,200,000.00 ݳ Ǆ 2. ᭟Ԉᯩᔿ ˖ ᤹ᴸ㔃㇇ ˈ ⭢ᯩ⇿ᴸੁ҉ᯩ⍮ਁᖃᴸ⴨ޣ᧘ᒯ䴰≲ᰦ ˈ 䴰᭟Ԉ◣䰘ᐱ 2,800,000.00 ݳ֌Ѫᖃᴸ᧘ᒯ亴ԈⅮ ˈ ᒦ൘ᖃᴸ᧘ᒯᴽ࣑傼᭦㔃ᶏਾйњᐕ֌ᰕ޵᭟Ԉ࢙։ ◣ 䰘ᐱ 2,800,000.00 ݳ Ǆ VI . INTELLECTUAL PROPERTY RIGHTS 1. Both parties guarantee that the materials,information,materials and documents provided by one party to the other party are legally obtained and will not infringe the intellectual property rights and other legitimate rights and interests,otherwise all responsibilities shall be borne by the Provider . If the economic losses are caused to the other party,the Provider shall be liable for compensation . 2. Both parties guarantee that one party under this contract or allowed to use the other party of the hardware,software,program,password,trade name,technology,license,patent,trademark, technical knowledge and business process is the other party,does not produce any form of transfer, transfer or share,the party has no rights or interests . 3. If either party finds that the other party has committed the above violation of intellectual property protection,it shall have the right to require the other party to immediately stop the infringement and be liable for compensation . ޝ ǃ ⸕䇶ӗᵳ 1. ৼᯩ؍䇱аᯩੁਖаᯩᨀ׋Ⲵ䍴ᯉ ǃ ؑ᚟ ǃ ㍐ᶀ ǃ ᮷Ԧㅹ൷Ѫਸ⌅ਆᗇфнՊץ⣟

任何其他人的知识产权等合法权益，否则一切责任由提供方自行承担，若因此造成另一方经济损失的，提供方应当承担赔偿责任。

2. 双方保证一方根据本合同获知或获准使用的另一方的硬件、软件、程序、密码、商品名、技术、许可证、专利、商标、技术知识和经营过程是另一方的合法所有，不因本合同的签订而产生任何形式的转移、转让或共有，该方对此无任何权利或利益。

3. 若一方发现另一方有上述违反知识产权保护的行为，有权要求另一方立即停止该侵权行为，并承担赔偿责任。

VII.CONFIDENTIALITY

1.Party A and Party B shall keep confidential the confidential information of the other party obtained during the performance of this Contract.Except for the performance of this Contract,the receiving receiver shall not disclose to any third party the confidential information of the other party (including its branches,holding company and joint venture)during the performance of the obligations under this Contract.Confidential information includes technical information and business information,which includes but is not limited to operation manual,technical scheme engineering design,technical indicators,technical report,experimental data,work progress and related correspondence,etc.The business information includes but is not limited to the purchase plan of the receiver,the product price,the product use,the negotiation between the parties,any signed documents,including all the information contained in the contract,agreement, memorandum and order,but the corresponding information released by Party A through the marketing content shall not belong to the confidential information agreed herein.

2.Without the written consent of the other party,the Receiving Party shall not use or disclose any confidential information of the other party beyond the purpose of the cooperation,whether the confidential information is oral or written,or in the form of disk,film or electronic parts

3.The ReceivingParty shall protect the Confidential Information of the other Party with at least the same care as protecting its own secrets and at least without reasonable care to prevent the theft of the Confidential Information or any unauthorized use,disclosure or dissemination of the Confidential Information.

4.Employees of the Receiving Party shall be limited to knowing the purpose necessary to contact the confidential information,but shall be subject to confidentiality provisions at least as strict as this Contract.If the employee of the other party breaches the confidentiality agreement of this contract,the other party shall be jointly and severally liable.

5.When the other party proposes to recoverthe relevant materials of the confidential information, the receivingparty shall return the relevant materials and their copies to the other party,or destroy the materials and their copies at the request of the other party and provide relevantcertificates.

6.Unless expressly expressed,the disclosure of the other party to the receiving party under this Contract does not indicate the license or use of any patent,trademark,copyright,trade secret and other intellectual property rights granted to the recipient.

7.In the event of any breach of the above provisions,the other party shall have the right to take one or more of the following remedies according to the extent of the breach and the damage caused:termination of the cooperation between the parties;require the breaching party to compensate the other party in full according to the total contract amount;claim losses and expenses (including but not limited to attorney's fees,investigation and evidence collection fees, etc.);

8.The confidentiality obligations of the parties hereunder shall be valid forever unless such confidential information has been fully legally disclosed or the party that discloses the information declares that the information will not be kept confidential

七、保密

1. 甲、乙双方在履行本合同过程中对所获知的对方保密信息负有保密义务。除了为履行本合同之外，信息接收方不得在非履行本合同项下义务而向第三方透露在合作期间获得和知晓的对方(包括其分支机构、控股公司和合资公司)的保密信息。保密信息包括技术信息和经营信息，其中技术信息包括但不限于操作手册、技术方案、工程设计、技术指标、技术报告、实验数据、工作进度以及相关的函电等。经营信息包括但不限于接收方采购计划、产品价格、产品用途、双方洽谈的情况、签署的任何文件，包括合同、协议、备忘录、订单所包含的一切信息，但甲方通过营销内容发布的相应信息不属于本合同约定的保密信息。

2. 未经对方书面同意，接收方不得在双方合作目的之外使用或向第三方透露对方的任何保密信息，不管这些保密信息是口头的还是书面的，还是以磁盘、胶片或电子件等形式存在的。

3. 接收方应以至少等同于保护其自有机密的谨慎程度来保护对方的保密信息，且至少不低于合理的谨慎程度，来防止保密信息被盗窃或任何对保密信息的未经授权的使用、披露或传播。

4. 接收方的雇员仅限于必要了解目的以接触对方保密信息，但应接受至少与本合同同等严格的保密条款的约束。如对方雇员违反本合同保密约定，对方应承担连带责任。

5. 当对方提出收回保密信息的有关资料时，接收方应将有关资料及其复制件交还给对方，或应对方的要求将这些资料及其复制件销毁，并提供相关证明。

6. 除非有明示，本合同下对方对接收方的信息披露不表明对接收方授予任何专利、商标、著作权、商业秘密及其他知识产权的许可或使用。

7. 如果协议任何一方违反上述条款，另一方有权根据违反的程度以及造成的损害采取以下一种或多种补救措施：终止双方的合作；要求违约方按合同总额向另一方进行全额赔偿；要求赔偿相应的损失和费用支出(包括但不限于律师费用、调查取证费等)；

8. 本合同下双方的保密义务永久有效，除非是该等保密信息已经被完全合法公开或信息披露方宣布该信息不再予以保密。

VIII.LIABILITYFOR BREACH OF CONTRACT

1.Party a overdue payment,party b shall have the right to request party a according to each overdue day to pay the payable amount of five out of liquidated damages,and party b shall have the right to temporarily stop the service,so the consequences shallbe borne by party a,party b shallnot bear any responsibility,overdue more than 15 days,party b shall have the right to unilaterally terminate the contract and require party a to pay 20%of the total contract price.

2.If the Contract is terminated not due to party B's subjective fault,or Party A unilaterally terminates this Contract in advance,the fees charged by Party B shall not be refunded.If party B causes losses to Party B,PartyA shall compensate Party B for all the actual losses.

3.If the Contract is terminated in advance due to Party B's subjective fault,Party B shall refund the expenses corresponding to the amount of advance payment for the marketing content not released by Party A.If the losses occur to Party A,Party B shall also compensate Party A for all the actual losses

八、违约责任

1. 甲方逾期付款的，乙方有权要求甲方按照每逾期一日支付应付金额万分之五的违约

金，且乙方有权暂时停止应提供的服务，因此产生的后果，由甲方自行承担，乙方不承担任何责任，逾期超过15日的，则乙方有权单方解除合同并要求甲方支付合同总价款20%的违约金。

2. 如非因乙方的主观过错导致本合同终止，或甲方单方提前终止本合同的，则乙方所收取的费用不予退还，若因此造成乙方损失的，甲方还应赔偿乙方全部实际损失。

3. 如因乙方主观过错导致本合同提前终止的，乙方应退还甲方未发布营销内容的预付款金额对应的费用，造成甲方损失的，乙方还应赔偿甲方全部实际损失。

IX.SPECIAL DISCLAIMER

Party a understand,based on the overall market interests and business needs,the media and the platform,website may not regularly to its website service content,layout,page design and other relevant aspects,such as the adjustment affect the data under this contract (including but not limited to release location,data promotion time,etc.),party a will give full understanding,party b should minimize the impact to the above.

2.Party A understands that in order for the normal operation of the platform and the website,the media will shut down the website regularly or irregularly.If the marketing content under this Agreement cannot be released according to the plan,Party A will give an understanding and Party B shall notify Party A within the shortest time.

3.In addition to the above circumstances,if the marketing content cannot be explained due to other reasons of the media party,Party A shall understand and Party B shall timely notify Party A and make adjustments to the delivery plan to minimize the impact.

4.Party A agrees that if party B fails to release the marketing content as planned due to the above circumstances,it shall not be deemed to have breached the contract

九、特殊免责

1. 甲方理解，基于市场整体利益考虑及经营需要，媒体及其投放平台、网站可能不定期对其网站的服务内容、版面布局、页面设计等有关方面进行调整，如因上述调整而影响本合同项下的数据推广(包括但不限于发布位置、数据推广时间等),甲方将给予充分谅解，乙方应尽可能将上述影响减至最低。

2. 甲方理解，为了投放平台、网站正常运行，媒体会定期或不定期的对网站进行停机维护，如因此类情况而造成本协议项下的营销内容不能按计划发布，甲方将给予谅解，乙方应在最短时间内通知甲方。

3. 除上述情形外，如因媒体方其他原因导致营销内容不能如期刊例，甲方给予谅解，乙方需及时通知甲方，并对投放计划作出调整，将影响降至最低.

4. 甲方同意，如因上述情形而不能按计划发布营销内容的，不视为乙方违约。

X.ANTI-CORRUPTION CLAUSE

1.The parties shall urge their employees,agents,consultants,and other personnel involved in the performance of this Contract (collectively,"interested Personnel")to comply with all laws and regulations related to anti-bribery and anti-corruption,and shall not engage in any form that may involve bribery,corruption,extortion,occupation or other illegal acts.

2.Either party shall guarantee that the other party or the interested party of the other party is exempt from any expenditure,damage,liability,loss or expenses directly or indirectly caused by the violation of the interested party by such party or the anti-bribery law.In case of any violation, the party shall bear the full liability for compensation to the otherparty

十、反腐败条款

1. 双方应当促使其雇员、代理人、顾问、其他与履行本合同有关人员(统称“利害关系人员”)遵守与反贿赂和反腐败有关的所有法律、法规，不得以任何形式从事任何可能涉及贿赂、腐败、敲诈、职务侵占或其他违法的行为。

2. 任何一方应保证另一方或另一方的利害关系人员免于遭受由于该方或该方之利害关系人员违反反贿赂法律而直接或间接导致的任何支出、损害、责任、损失或费用。如有违反，该方应当向另一方承担全部赔偿责任。

XI.NOTICE AND SERVICE

1.All notices between the two parties shall be in writing and may be delivered by special person, registered mail,express mail,fax,E-mail,etc.

2.Both parties agree that the first of the contract determines the scope of contact,including the lawsuit when both sides send all kinds ofnotice,contract documents,including contract disputes related documents and legal documents,including the dispute into the civil procedure of preservation,filing,first instance,second instance,retrial and execution procedures of all judicial procedures.3.The contact information determined by both parties in the first part hereof this contract shall be the effective communication mode.If either party makes any change,it shall promptly notify the other party in writing.Otherwise,the service of the other party to the communication mode before the change according to the service mode agreed in herein shall still be deemed as valid service,and the adverse consequences arising therefrom shall be borne by the party who fails to timely notify the party.

十一、通知与送达

1. 双方之间的一切通知均为书面形式，可以专人送达、挂号邮递、特快专递、传真、电子邮件等方式传送。

2. 双方同意，本合同首部所确定的双方联系方式的适用范围，包括非诉时双方发送各类通知、合同等文件，也包括就合同发生纠纷时相关文件和法律文书的送达，还包括在争议进入民事诉讼程序后的保全、立案、一审、二审、再审和执行程序等全部司法程序。

3. 双方在本合同首部中确定的联系方式即为其有效的通讯方式。任何一方发生变更的，应及时书面通知对方。否则，对方根据本合同约定的送达方式向更改前的通讯方式进行的送达仍视为有效送达，由此产生的不利后果由未及时通知一方承担。

XII.APPLICATION OF LAWAND DISPUTE RESOLUTION METHODS

This Contract is governed by the laws of the People's Republic of China.Any dispute arising from this contract or related to this contract,the two parties shall first in line with the principle of mutual understanding and mutual accommodation,negotiation cannot be resolved,the dispute to the local people's court,the resulting including legal fees,litigation,preservation,security, announcement,investigation,evaluation,travel,auction,enforcement and so on all expenses shall be borneby the losing party.

十二、法律适用和争议解决方式

本合同适用中华人民共和国法律。凡因本合同引起的或与本合同有关的任何争议，双方首先应本着互谅互让的原则协商解决，协商无法解决时，将该争议提交甲方所在地人民法院诉讼解决，由此产生的包括律师费、诉讼费、保全费、担保费、公告费、调查费、评估费、差旅费、拍卖费、强制执行费等所有费用等均由败诉方承担。

XIII.OTHER AGREEMENTS

1.This contract shall come into force upon the signing of both parties (signed by natural person, official seal or special seal of legal person or other organization for the contract).Upon mutual agreement of both parties,this contract may be supplemented,modified,or terminated in advance.
2.To facilitate the signing in different places,the contract and confirmation letter signed by both parties by fax,electronic scanning and other data messages shall have the same legal effect;in order to implement the management of the contract,both parties shall have the obligation to exchange the original contract to the other party by mail.

3,Any failure or delay of any party to exercise any of its rights,powers,indemnity or compensation under the Contract shall not be deemed as a waiver of such rights,indemnity or compensation.The exercise of the rights,powers,indemnification or compensation under this Contract in whole or in part shall not affect the exercise of the other rights,powers,indemnity or compensation.

4.Ifany content of any clause under this Contract is judged to be invalid or unenforceable,then the other contents of this clause and the other terms of this Contract shall remain in full force and effect and shall not be affected by the contents of such invalid clause.

5.The headings of each clause of the Contract are for purposes only and shall not restrict,extend or otherwise interpret the provisions of the Contract.

6.This contract is made in duplicate,with each party holding one copy and each copy having the same legal effect.

十三、其他约定

1. 本合同自双方签署(自然人签字，法人或其他组织加盖公章或合同专用章)之日起生效。经双方协商一致，可以对本合同予以补充、变更，也可提前终止本合同。

2. 为了方便异地签约，甲乙双方通过传真、电子扫描等数据电文方式签订的合同、确认函与面签签订的合同、确认函具有同等的法律效力；为落实双方对合同的管理，通过数据电文(包括传真、电子数据交换和电子邮件等)扫描等方式签订合同的，甲乙双方有通过邮寄等方式互换合同原件交给对方的义务。

3. 任何一方未能或延迟行使其于本合同项下的任何权利、权力、赔偿或补偿并不视为其放弃该等权利权力、赔偿或补偿。任何一方全部或部分行使本合同项下的权利、权力、赔偿或补偿不影响其行使其他权利、权力、赔偿或补偿。

4. 本合同项下的任何条款的任何内容若被判定为无效或不可强制执行的，那么,该条款的其他内容和本合同的其他条款将保持完全有效并且不受该无效条款内容的影响。

5. 本合同各条款之标题仅为提示之用，不对合同条文发生限制、扩展或其他解释作用。

6. 本合同一式二份，双方各执一份，具有同等法律效力。

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Party A:ADA GLOBAL INDUSTRIALCO.,LTD (Seal) Authorized Representative: Date: ⭢ᯩ ˖ ADA GLOBAL INDUSTRIAL CO.,LTD ( ⴆㄐ ): ᦸᵳԓ㺘 ˖ ᰕᵏ Party B:Aosi Production Co.,Ltd (Seal) Authorized Representative: Date: ҉ᯩ ˖ ◣ᙍࡦ֌ᴹ䲀ޜਨ ( ⴆㄐ ): ᦸᵳԓ㺘 ˖ ᰕᵏ ˖ 2023 ᒤ 10 ᴸ 1 ᰕ